Exhibit 99.2

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
4-YEAR SUMMARY OF RESULTS

(Dollars in millions, except per share amounts, or where otherwise noted)	2016	2017	2018	2019
Year ended December 31:
Total fee revenue	$8,200	$9,001	$9,454	$9,147
Net interest income	2,084	2,304	2,671	2,566
Other income	7	(39)	6	43
Total revenue	10,291	11,266	12,131	11,756
Provision for credit losses	10	2	15	10
Total expenses	8,077	8,269	9,015	9,034
Income before income tax expense	2,204	2,995	3,101	2,712
Income tax expense	67	839	508	470
Net income from non-controlling interest	1	—	—	—
Net income	2,138	2,156	2,593	2,242
Net income available to common shareholders	$1,963	$1,972	$2,404	$2,009
Per common share:
Diluted earnings per common share	$4.96	$5.19	$6.39	$5.38
Average diluted common shares outstanding (in thousands)	396,090	380,213	376,476	373,666
Cash dividends declared per common share	$1.44	$1.60	$1.78	$1.98
Closing price per share of common stock (at year end)	77.72	97.61	63.07	79.10
Average balance sheet:
Investment securities	$100,738	$95,779	$88,070	$91,768
Total assets	229,727	219,450	223,385	223,334
Total deposits	170,485	163,808	161,408	158,262
Ratios and other metrics:
Return on average common equity	10.4%	10.5%	12.1%	9.4%
Pre-tax margin	21.4	26.6	25.6	23.1
Pre-tax margin, excluding notable items(1)	26.2	28.7	28.8	25.8
Net interest margin, fully taxable-equivalent basis	1.13	1.29	1.47	1.42
Common equity tier 1 ratio(2)(3)(4)	11.6	11.9	11.7	11.7
Tier 1 capital ratio(2)(3)(4)	14.7	15.0	15.5	14.5
Total capital ratio(2)(3)(4)	16.0	16.0	16.3	15.6
Tier 1 leverage ratio(2)(3)	6.5	7.3	7.2	6.9
Supplementary leverage ratio(2)(3)	5.9	6.5	6.3	6.1
Assets under custody and/or administration (in trillions)	$28.77	$33.12	$31.62	$34.36
Assets under management (in trillions)	2.47	2.78	2.51	3.12

(1) Notable items include acquisition and restructuring costs, gains on sales, and other notable items. Refer to Reconciliations of pre-tax margin excluding notable items for details.
(2) The capital ratios presented are calculated in conformity with the applicable regulatory guidance in effect as of each period end. Effective January 1, 2018, the applicable final rules are in effect and the ratios are calculated based on fully phased-in CET1, tier 1, total capital and supplementary leverage numbers. We did not revise previously-filed reported capital metrics and ratios.

(3) Under the applicable bank regulatory rules, we are not required to and, accordingly, did not revise previously-filed reported capital metrics and ratios following the change in accounting for LIHTC.

(4) The reportable ratios represent the lower of each of the risk-based capital ratios under both the Standardized Approach and the Advanced Approaches.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED FINANCIAL HIGHLIGHTS

	Quarters						% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q19	2Q19	3Q19	4Q19	1Q20	2Q20	2Q20 vs. 2Q19		2Q20 vs. 1Q20
Income statement
Fee revenue	$2,260	$2,260	$2,259	$2,368	$2,399	$2,378	5.2%		(0.9)%
Net interest income	673	613	644	636	664	559	(8.8)		(15.8)
Other income	(1)	—	—	44	2	—	—		nm
Total revenue	2,932	2,873	2,903	3,048	3,065	2,937	2.2		(4.2)
Provision for credit losses(1)	4	1	2	3	36	52	nm		44.4
Total expenses	2,293	2,154	2,180	2,407	2,255	2,082	(3.3)		(7.7)
Income before income tax expense	635	718	721	638	774	803	11.8		3.7
Income tax expense	127	131	138	74	140	109	(16.8)		(22.1)
Net income	508	587	583	564	634	694	18.2		9.5
Net income available to common shareholders	$452	$537	$528	$492	$580	$662	23.3		14.1
Per common share:
Diluted earnings per common share	$1.18	$1.42	$1.42	1.35	$1.62	$1.86	31.0		14.8
Average diluted common shares outstanding (in thousands)	381,703	377,577	370,595	365,851	357,993	356,413	(5.6)		(0.4)
Cash dividends declared per common share	$.47	$.47	$.52	$.52	$.52	$.52	10.6		—
Closing price per share of common stock (as of quarter end)	65.81	56.06	59.19	79.10	53.27	63.55	13.4		19.3
Average for the quarter:
Investment securities	$88,273	$89,930	$93,588	$95,186	$97,560	$116,626	29.7		19.5
Total assets	219,560	221,514	223,273	228,886	251,181	284,688	28.5		13.3
Total deposits	155,343	156,570	157,226	163,829	180,160	197,069	25.9		9.4
Securities on loan (dollars in billions):
Average securities on loan	$368	$389	$388	$376	$378	$377	(3.1)		(0.3)
End-of-period securities on loan	398	396	397	380	388	381	(3.8)		(1.8)
Ratios and other metrics:
Return on average common equity	8.7%	10.1%	9.7%	9.0%	10.9%	12.1%	200	bps	120	bps
Pre-tax margin	21.7	25.0	24.8	20.9	25.3	27.3	230		200
Pre-tax margin, excluding notable items(2)	22.5	25.4	26.4	29.1	25.6	27.7	230		210
Net interest margin, fully taxable-equivalent basis	1.54	1.38	1.42	1.36	1.30	0.93	(45)		(37)
Common equity tier 1 ratio(3)(4)	11.5	11.5	11.3	11.7	10.7	12.3	80		160
Tier 1 capital ratio(3)(4)	15.0	14.9	14.6	14.5	12.9	14.6	(30)		170
Total capital ratio(3)(4)	15.9	15.5	15.3	15.6	14.1	15.7	20		160
Tier 1 leverage ratio(3	7.4	7.6	7.4	6.9	6.1	6.1	(150)		—
Supplementary leverage ratio(3)	6.6	6.7	6.6	6.1	5.4	8.3	160		290
Assets under custody and/or administration (in billions)	$32,643	$32,754	$32,899	$34,358	$31,864	$33,515	2.3%		5.2%
Assets under management (in billions)	2,805	2,918	2,953	3,116	2,689	3,054	4.7		13.6

(1) In accordance with ASU 2016-13, the provision for credit losses for 1Q20 and 2Q20 includes the provision on funded and unfunded commitments as well as HTM securities. The provision for credit losses on unfunded commitments of ($4 million), $4 million, zero and $3 million for 1Q19, 2Q19, 3Q19 and 4Q19, respectively, is included within other expenses.

(2) Notable items include acquisition and restructuring costs, gains on sales and other notable items. Refer to Reconciliations of non-GAAP Financial Information pages for details.
(3) The capital ratios presented are calculated in conformity with the applicable regulatory guidance in effect as of each period end. Effective January 1, 2018, the applicable final rules are in effect and the ratios are calculated based on fully phased-in CET1, tier 1, total capital and supplementary leverage numbers. We did not revise previously-filed reported capital metrics and ratios.

(4) The reportable ratios represent the lower of each of the risk-based capital ratios under both the Standardized Approach and the Advanced Approaches. Refer to Regulatory Capital for details on Standardized and Advanced Approaches ratios.

nm Not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS

	Quarters							% Change		Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q19	2Q19	3Q19	4Q19	1Q20	2Q20		2Q20 vs. 2Q19	2Q20 vs. 1Q20	2019	2020	YTD2020 vs. YTD2019
Fee revenue:
Servicing fees	$1,251	$1,252	$1,272	$1,299	$1,287	$1,272		1.6%	(1.2)%	$2,503	$2,559	2.2%
Management fees	420	441	445	465	449	425		(3.6)	(5.3)	861	874	1.5
Foreign exchange trading services	280	273	284	274	459	344		26.0	(25.1)	553	803	45.2
Securities finance	118	126	116	111	92	92		(27.0)	—	244	184	(24.6)
Software and processing fees	191	168	142	219	112	245		45.8	118.8	359	357	(0.6)
Total fee revenue	2,260	2,260	2,259	2,368	2,399	2,378		5.2	(0.9)	4,520	4,777	5.7
Net interest income:
Interest income	1,027	1,007	1,001	906	868	674	—	(33.1)	(22.4)	2,034	1,542	(24.2)
Interest expense	354	394	357	270	204	115		(70.8)	(43.6)	748	319	(57.4)
Net interest income	673	613	644	636	664	559		(8.8)	(15.8)	1,286	1,223	(4.9)
Other income:
Gains (losses) related to investment securities, net	(1)	—	—	—	2	—		—	nm	(1)	2	nm
Other income	—	—	—	44	—	—		—	nm	—	—	nm
Total other income	(1)	—	—	44	2	—		—	nm	(1)	2	nm
Total revenue	2,932	2,873	2,903	3,048	3,065	2,937		2.2	(4.2)	5,805	6,002	3.4
Provision for credit losses(1)	4	1	2	3	36	52		nm	44.4	5	88	nm
Expenses:
Compensation and employee benefits	1,229	1,084	1,083	1,145	1,208	1,051		(3.0)	(13.0)	2,313	2,259	(2.3)
Information systems and communications	362	365	376	362	385	376		3.0	(2.3)	727	761	4.7
Transaction processing services	242	245	254	242	254	233		(4.9)	(8.3)	487	487	—
Occupancy	116	115	113	126	109	109		(5.2)	—	231	218	(5.6)
Acquisition and restructuring costs	9	12	27	29	11	12		—	9.1	21	23	9.5
Amortization of other intangible assets	60	59	59	58	58	58		(1.7)	—	119	116	(2.5)
Other	275	274	268	445	230	243		(11.3)	5.7	549	473	(13.8)
Total expenses	2,293	2,154	2,180	2,407	2,255	2,082		(3.3)	(7.7)	4,447	4,337	(2.5)
Income before income tax expense	635	718	721	638	774	803		11.8	3.7	1,353	1,577	16.6
Income tax expense	127	131	138	74	140	109		(16.8)	(22.1)	258	249	(3.5)
Net income	$508	$587	$583	$564	$634	$694		18.2	9.5	$1,095	$1,328	21.3

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS (Continued)

	Quarters						% Change				Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q19	2Q19	3Q19	4Q19	1Q20	2Q20	2Q20 vs. 2Q19		2Q20 vs. 1Q20		2019	2020	YTD2020 vs. YTD2019
Adjustments to net income:
Dividends on preferred stock(2)(3)	$(55)	$(50)	$(55)	$(72)	$(53)	$(32)	(36.0)%		(39.6)%		$(105)	$(85)	(19.0)%
Earnings allocated to participating securities	(1)	—	—	—	(1)	—	—		(100.0)		(1)	(1)	—
Net income available to common shareholders	$452	$537	$528	$492	$580	$662	23.3		14.1		$989	$1,242	25.6

Per common share:
Basic earnings	$1.20	$1.44	$1.44	$1.36	$1.64	$1.88	30.6		14.6		$2.63	$3.52	33.8
Diluted earnings	1.18	1.42	1.42	1.35	1.62	1.86	31.0		14.8		2.61	3.48	33.3
Average common shares outstanding (in thousands):
Basic	377,915	373,773	366,732	361,439	353,746	352,157	(5.8)		(0.4)		375,832	352,952	(6.1)
Diluted	381,703	377,577	370,595	365,851	357,993	356,413	(5.6)		(0.4)		379,465	357,028	(5.9)
Cash dividends declared per common share	$.47	$.47	$.52	$.52	$.52	$.52	10.6		—		$.94	$1.04	10.6
Closing price per share of common stock (as of quarter end)	65.81	56.06	59.19	79.10	53.27	63.55	13.4		19.3		56.06	63.55	13.4
Financial ratios:
Effective tax rate	20.1%	18.1%	19.2%	11.6%	18.1%	13.6%	(450)	bps	(450)	bps	19.0%	15.8%	(320)	bps
Return on average common equity	8.7	10.1	9.7	9.0	10.9	12.1	200		120		9.4	11.5	210
Return on tangible common equity(4)	15.0	15.8	16.3	16.3	18.7	18.5	270		(20)		15.8	18.5	270
Pre-tax margin	21.7	25.0	24.8	20.9	25.3	27.3	230		200		23.3	26.3	300
Pre-tax margin, excluding notable items(5)	22.5	25.4	26.4	29.1	25.6	27.7	230		210		23.9	26.7	280

(1) In accordance with ASU 2016-13, the provision for credit losses for 1Q20 and 2Q20 includes the provision on funded and unfunded commitments as well as HTM securities. The provision for credit losses on unfunded commitments of ($4 million), $4 million, zero and $3 million for 1Q19, 2Q19, 3Q19 and 4Q19, respectively, is included within other expenses.

(2) We redeemed all outstanding Series C noncumulative perpetual preferred stock on March 15, 2020 at a redemption price of $500 million ($100,000 per share equivalent to $25.00 per depositary share) plus accrued and unpaid dividends. The difference between the redemption value and the net carrying value of approximately $9 million resulted in an EPS impact of approximately ($.03) per share in the first quarter of 2020.

(3) We redeemed all outstanding Series E noncumulative perpetual preferred stock on December 15, 2019 at a redemption price of $750 million ($100,000 per share equivalent to $25.00 per depositary share) plus accrued and unpaid dividends. The difference between the redemption value and the net carrying value of approximately $22 million resulted in an EPS impact of approximately ($.06) per share in 2019.

(4) Return on tangible common equity is calculated by dividing year-to-date annualized net income available to common shareholders (GAAP-basis) by tangible common equity.
(5) Notable items include acquisition and restructuring costs and other notable items. Refer to Reconciliations of non-GAAP Financial Information pages for details.
nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED STATEMENT OF CONDITION

	As of						% Change
(Dollars in millions, except per share amounts)	March 31, 2019(1)	June 30, 2019(1)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	2Q20 vs. 2Q19	2Q20 vs. 1Q20
Assets:
Cash and due from banks	$4,000	$3,110	$3,598	$3,302	$4,932	$3,685	18.5%	(25.3)%
Interest-bearing deposits with banks	53,864	62,534	62,324	68,965	147,735	90,199	44.2	(38.9)
Securities purchased under resale agreements	1,522	1,732	3,041	1,487	1,037	4,026	132.4	288.2
Trading account assets	856	894	839	914	872	883	(1.2)	1.3
Investment securities:
Investment securities available-for-sale	49,002	53,242	54,757	53,815	55,843	56,231	5.6	0.7
Investment securities held-to-maturity purchased under money market liquidity facility(2)	—	—	—	—	26,808	11,257	100.0	(58.0)
Investment securities held-to-maturity(3)	41,145	39,236	39,119	41,782	41,150	41,848	6.7	1.7
Total investment securities	90,147	92,478	93,876	95,597	123,801	109,336	18.2	(11.7)
Loans	23,381	25,421	27,009	26,309	32,379	26,860	5.7	(17.0)
Allowance for loan losses(4)	70	72	71	74	97	141	95.8	45.4
Loans, net	23,311	25,349	26,938	26,235	32,282	26,719	5.4	(17.2)
Premises and equipment, net(5)	2,230	2,244	2,306	2,282	2,225	2,212	(1.4)	(0.6)
Accrued interest and fees receivable	3,277	3,202	3,258	3,231	3,274	3,235	1.0	(1.2)
Goodwill	7,549	7,565	7,500	7,556	7,506	7,538	(0.4)	0.4
Other intangible assets	2,208	2,155	2,077	2,030	1,963	1,914	(11.2)	(2.5)
Other assets	39,368	40,277	38,849	34,011	36,900	30,495	(24.3)	(17.4)
Total assets	$228,332	$241,540	$244,606	$245,610	$362,527	$280,242	16.0	(22.7)
Liabilities:
Deposits:
Non-interest-bearing	$35,295	$34,278	$33,719	$34,031	$69,404	$42,132	22.9	(39.3)
Interest-bearing -- U.S.	62,988	68,964	72,260	77,504	110,106	87,197	26.4	(20.8)
Interest-bearing -- Non-U.S.	64,188	67,352	64,907	70,337	77,594	71,133	5.6	(8.3)
Total deposits(6)	162,471	170,594	170,886	181,872	257,104	200,462	17.5	(22.0)
Securities sold under repurchase agreements	1,420	1,829	1,330	1,102	5,373	3,513	92.1	(34.6)
Short-term borrowings under money market liquidity facility	—	—	—	—	25,665	11,261	100.0	(56.1)
Other short-term borrowings	947	4,939	7,073	839	4,835	912	(81.5)	(81.1)
Accrued expenses and other liabilities	27,274	27,350	28,653	24,857	30,151	23,634	(13.6)	(21.6)
Long-term debt	11,182	11,374	11,455	12,509	15,538	15,587	37.0	0.3
Total liabilities	203,294	216,086	219,397	221,179	338,666	255,369	18.2	(24.6)
Shareholders' equity:
Preferred stock, no par, 3,500,000 shares authorized:
Series C, 5,000 shares issued and outstanding	491	491	491	491	—	—	(100.0)	—
Series D, 7,500 shares issued and outstanding	742	742	742	742	742	742	—	—
Series E, 7,500 shares issued and outstanding	728	728	728	—	—	—	(100.0)	—
Series F, 7,500 shares issued and outstanding	742	742	742	742	742	742	—	—
Series G, 5,000 shares issued and outstanding	493	493	493	493	493	493	—	—
Series H, 5,000 shares issued and outstanding	494	494	494	494	494	494	—	—
Common stock, $1 par, 750,000,000 shares authorized(7)(8)	504	504	504	504	504	504	—	—
Surplus	10,082	10,109	10,117	10,132	10,155	10,179	0.7	0.2
Retained earnings	20,911	21,274	21,612	21,918	22,315	22,794	7.1	2.1
Accumulated other comprehensive income (loss)	(1,180)	(874)	(985)	(876)	(920)	(430)	(50.8)	(53.3)
Treasury stock, at cost(9)	(8,969)	(9,249)	(9,729)	(10,209)	(10,664)	(10,645)	15.1	(0.2)
Total shareholders' equity	25,038	25,454	25,209	24,431	23,861	24,873	(2.3)	4.2
Total liabilities and equity	$228,332	$241,540	$244,606	$245,610	$362,527	$280,242	16.0	(22.7)

(1) Certain previously reported amounts presented in this earnings release addendum have been reclassified to conform to current-period presentation.
(2)Fair value of Investment securities held-to-maturity purchased under money market liquidity facility	$—	$—	$—	$—	$26,808	$11,294
(3) Fair value of investment securities held-to-maturity	40,971	39,473	39,535	42,157	42,201	43,037
(4) Total allowance for credit losses including off-balance sheet commitments	83	88	86	91	124	163
(5) Accumulated depreciation for premises and equipment	3,937	4,091	4,235	4,367	4,459	4,591
(6) Average total deposits	155,343	156,570	157,226	163,829	180,160	197,069
(7) Common stock shares issued	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642
(8) Total common shares outstanding	376,720,715	372,572,622	363,623,285	357,389,416	351,943,858	352,383,250
(9) Treasury stock shares	127,158,927	131,307,020	140,256,357	146,490,226	151,935,784	151,496,392

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
AVERAGE STATEMENT OF CONDITION - RATES EARNED AND PAID - FULLY TAXABLE-EQUIVALENT BASIS(1)
The following table presents average rates earned and paid, on a fully taxable-equivalent basis, on consolidated average interest-earning assets and average interest-bearing liabilities for the quarters indicated. Tax-equivalent adjustments were calculated using a federal income tax rate of 21%, adjusted for applicable state income taxes, net of related federal benefit.
	Quarters												% Change
	1Q19		2Q19		3Q19		4Q19		1Q20		2Q20		2Q20 vs. 2Q19	2Q20 vs. 1Q20
(Dollars in millions; fully-taxable equivalent basis)	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average balance
Assets:
Interest-bearing deposits with banks	$48,856	0.99%	$48,074	0.91%	$45,791	0.85%	$51,284	0.69%	$67,120	0.49%	$86,744	0.01%	80.4%	29.2%
Securities purchased under resale agreements(2)	2,775	14.33	1,975	18.30	3,149	12.75	2,124	14.00	1,805	14.38	3,342	2.95	69.2	85.2
Trading account assets	866	—	892	—	880	—	897	—	915	—	877	—	(1.7)	(4.2)
Investment securities:
U.S. Treasury and federal agencies:
Direct obligations	15,427	1.79	13,960	1.83	13,614	1.83	14,017	1.83	14,102	1.79	14,182	1.65	1.6	0.6
Mortgage- and asset-backed securities	39,216	3.06	41,905	2.83	44,357	2.71	44,009	2.60	43,947	2.66	44,801	2.27	6.9	1.9
State and political subdivisions(3)	1,914	3.43	1,909	3.34	1,839	3.27	1,815	3.20	1,782	3.05	1,728	3.11	(9.5)	(3.0)
Other investments:
Asset-backed securities	9,078	2.47	9,335	2.54	9,913	2.39	10,593	2.28	10,645	1.94	10,353	1.50	10.9	(2.7)
Collateralized mortgage-backed securities and obligations	980	3.78	918	3.69	871	3.31	818	2.95	741	2.69	683	1.83	(25.6)	(7.8)
Investment securities held-to-maturity purchased under money market liquidity facility	—	—	—	—	—	—	—	—	2,045	1.57	19,037	1.49	nm	nm
Other debt investments and equity securities(3)	21,658	1.04	21,903	1.05	22,994	1.04	23,934	1.07	24,298	1.00	25,842	0.82	18.0	6.4
Total investment securities	88,273	2.30	89,930	2.23	93,588	2.16	95,186	2.08	97,560	2.03	116,626	1.69	29.7	19.5
Loans (4)	23,056	3.49	23,824	3.33	23,926	3.24	25,461	2.86	28,468	2.62	27,369	2.30	14.9	(3.9)
Other interest-earning assets	15,286	2.89	15,104	3.02	13,990	3.02	12,295	2.13	10,764	1.70	9,831	0.13	(34.9)	(8.7)
Total interest-earning assets	179,112	2.34	179,799	2.26	181,324	2.20	187,247	1.93	206,632	1.70	244,789	1.12	36.1	18.5
Cash and due from banks	3,078		4,011		3,114		3,358		3,856		3,480		(13.2)	(9.8)
Other assets	37,370		37,704		38,835		38,281		40,693		36,419		(3.4)	(10.5)
Total assets	$219,560		$221,514		$223,273		$228,886		$251,181		$284,688		28.5	13.3
Liabilities:
Interest-bearing deposits:
U.S.	$64,531	0.83%	$66,502	0.91%	$67,170	0.83%	$71,910	0.64%	$80,247	0.50%	$91,097	0.03%	37.0	13.5
Non-U.S.(5)	59,775	0.26	61,303	0.39	61,355	0.21	62,737	(0.04)	64,340	(0.20)	66,977	(0.36)	9.3	4.1
Total interest-bearing deposits(5)	124,306	0.56	127,805	0.66	128,525	0.53	134,647	0.32	144,587	0.19	158,074	(0.13)	23.7	9.3
Securities sold under repurchase agreements	1,773	2.66	1,488	2.19	1,998	1.45	1,208	1.18	1,773	0.55	3,394	0.03	128.1	91.4
Short-term borrowings under money market liquidity facility	—	—	—	—	—	—	—	—	2,187	1.11	19,036	1.23	nm	nm
Other short-term borrowings	1,157	1.34	2,041	1.22	1,788	1.68	1,110	1.17	2,960	1.32	3,073	0.66	50.6	3.8
Long-term debt	10,955	3.89	11,228	3.78	11,415	3.48	12,286	3.34	13,288	2.64	15,574	2.45	38.7	17.2
Other interest-bearing liabilities	4,642	5.31	3,979	6.47	3,691	7.62	4,106	4.85	3,434	3.55	3,461	1.07	(13.0)	0.8
Total interest-bearing liabilities	142,833	1.00	146,541	1.08	147,417	0.96	153,357	0.70	168,229	0.49	202,612	0.23	38.3	20.4
Non-interest bearing deposits	31,037		28,765		28,701		29,182		35,573		38,995		35.6	9.6
Other liabilities	20,921		21,188		21,935		21,140		23,052		18,678		(11.8)	(19.0)
Preferred shareholders' equity	3,690		3,690		3,690		3,541		2,861		2,472		(33.0)	(13.6)
Common shareholders' equity	21,079		21,330		21,530		21,666		21,466		21,931		2.8	2.2
Total liabilities and shareholders' equity	$219,560		$221,514		$223,273		$228,886		$251,181		$284,688		28.5	13.3
Excess of rate earned over rate paid		1.34%		1.18%		1.24%		1.23%		1.21%		0.89%
Net interest margin		1.54%		1.38%		1.42%		1.36%		1.30%		0.93%
Net interest income, fully taxable-equivalent basis		$678		$618		$648		$640		$668		$564
Tax-equivalent adjustment		(5)		(5)		(4)		(4)		(4)		(5)
Net interest income, GAAP-basis(5)		$673		$613		$644		$636		$664		$559

(1) Average rates earned and paid on interest-earning assets and interest-bearing liabilities include the impact of hedge activities associated with our asset and liability management activities where applicable.

(2) Reflects the impact of balance sheet netting under enforceable netting agreements of approximately $59 billion, $75 billion, $118 billion and $94 billion in the first, second, third and fourth quarters of 2019, respectively, and approximately $124 billion and $103 billion in the first and second quarters of 2020. Excluding the impact of netting, the average interest rates would be approximately 0.64%, 0.47%, 0.33% and 0.31% in the first, second, third and fourth quarters of 2019, respectively, and approximately 0.21% and 0.09% in the first and second quarters of 2020.

(3)State and political subdivisions consists of municipal bonds and clipper tax exempt bonds.Other debt investments and equity securities consists of non-U.S. government and agency securities, corporate bonds, covered bonds and other.

(4) Average loans are presented on a gross basis. We adopted ASU 2016-13 on January 1, 2020, Allowance for Credit Losses. Prior to 2020, we recognized Allowance for loan losses. Average loans net of allowance for loan losses amount to approximately $22,989 million, $23,754 million, $23,855 million and $25,390 million in the first, second, third and fourth quarters of 2019, respectively, and net of expected credit losses of approximately $28,398 million and $27,277 million in the first and second quarters of 2020.

(5) Average rates includes the impact of FX swap expense of approximately $39 million, $59 million, $37 million and $18 million in the first, second, third and fourth quarters of 2019, respectively, and approximately ($2) million and ($17) million in the first and second quarters of 2020. Average rates for total interest-bearing deposits excluding the impact of FX swap expense were approximately 0.43%, 0.47%, 0.42% and 0.27% for the first, second, third and fourth quarters of 2019, respectively, and approximately 0.19% and (0.09)% for the first and second quarters of 2020.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
AVERAGE STATEMENT OF CONDITION - RATES EARNED AND PAID - FULLY TAXABLE-EQUIVALENT BASIS - YEAR TO DATE(1)
The following table presents consolidated average interest-earning assets, average interest-bearing liabilities and related average rates earned and paid, respectively, for the years indicated, on a fully taxable-equivalent basis, which is a non-GAAP measure. Tax-equivalent adjustments were calculated using a federal income tax rate of 21% for periods ending in 2019 and 2020, adjusted for applicable state income taxes, net of related federal benefit.

	Year-to-Date
	2019		2020		% Change
(Dollars in millions; fully-taxable equivalent basis)	Average balance	Average rates	Average balance	Average rates	2020 vs 2019
Assets:
Interest-bearing deposits with banks	$48,462	0.95%	$76,931	0.22%	58.7%
Securities purchased under resale agreements (2)	2,373	15.99	2,574	6.96	8.5
Trading account assets	879	—	896	—	1.9
Investment securities:
U.S. Treasury and federal agencies:
Direct obligations	14,690	1.81	14,142	1.72	(3.7)
Mortgage- and asset-backed securities	40,568	2.94	44,374	2.47	9.4
State and political subdivisions(3)	1,911	3.39	1,755	3.08	(8.2)
Other investments:
Asset-backed securities	9,207	2.50	10,499	1.72	14.0
Collateralized mortgage-backed securities and obligations	949	3.74	712	2.28	(25.0)
Investment securities held-to-maturity purchased under money market liquidity facility	—	—	10,541	1.49	nm
Other debt investments and equity securities(3)	21,781	1.05	25,070	0.91	15.1
Total investment securities	89,106	2.27	107,093	1.84	20.2
Loans (4)	23,442	3.41	27,919	2.46	19.1
Other interest-earning assets	15,195	2.96	10,298	0.95	(32.2)
Total interest-earning assets	179,457	2.30	225,711	1.38	25.8
Cash and due from banks	3,547		3,668		3.4
Other assets	37,538		38,556		2.7
Total assets	$220,542		$267,935		21.5
Liabilities:
Interest-bearing deposits:
U.S.	$65,522	0.87	$85,672	0.25	30.8
Non-U.S.(5)	60,543	0.33	65,658	(0.28)	8.4
Total interest-bearing deposits(5)	126,065	0.61	151,330	0.02	20.0
Securities sold under repurchase agreements	1,630	2.44	2,584	0.21	58.5
Short-term borrowings under money market liquidity facility	—	—	10,612	1.22	nm
Other short-term borrowings	1,601	1.27	3,017	0.98	88.4
Long-term debt	11,092	3.83	14,431	2.53	30.1
Other interest-bearing liabilities	4,309	5.85	3,446	2.31	(20.0)
Total interest-bearing liabilities	144,697	1.04	185,420	0.34	28.1
Non-interest bearing deposits	29,895		37,284		24.7
Other liabilities	21,055		20,867		(0.9)
Preferred shareholders' equity	3,690		2,666		(27.8)
Common shareholders' equity	21,205		21,698		2.3
Total liabilities and shareholders' equity	$220,542		$267,935		21.5
Excess of rate earned over rate paid		1.26%		1.04%
Net interest margin		1.46%		1.10%
Net interest income, fully taxable-equivalent basis		$1,296		$1,232
Tax-equivalent adjustment		(10)		(9)
Net interest income, GAAP-basis (5)		$1,286		$1,223

(1) Average rates earned and paid on interest-earning assets and interest-bearing liabilities include the impact of hedge activities associated with our asset and liability management activities where applicable.

(2)Reflects the impact of balance sheet netting under enforceable netting agreements of approximately $67 billion and $114 billion as of June 30, 2019 and 2020, respectively. Excluding the impact of netting, the average interest rates would be approximately 0.55% and 0.15% for the six months ended June 30, 2019 and 2020, respectively.

(3)State and political subdivisions consists of municipal bonds and clipper tax exempt bonds.Other debt investments and equity securities consists of non-U.S. government and agency securities, corporate bonds, covered bonds and other.

(4) Average loans are presented on a gross basis. We adopted ASU 2016-13 on January 1, 2020, Allowance for Credit Losses. Prior to 2020, we recognized Allowance for loan losses. Average loans net of allowance for loan losses amount to approximately $23,373 million in the first half of 2019 and net of expected credit losses of approximately $27,838 million in the first half of 2020.

(5) Average rates include the impact of FX swap expense of approximately $98 million and ($19) million for the six months ended June 30, 2019 and 2020, respectively. Average rates for total interest-bearing deposits excluding the impact of FX swap expense were 0.45% and 0.04% for the six months ended June 30, 2019 and 2020, respectively.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER CUSTODY AND/OR ADMINISTRATION

	Quarters						% Change
(Dollars in billions)	1Q19	2Q19	3Q19	4Q19	1Q20	2Q20	2Q20 vs. 2Q19	2Q20 vs. 1Q20
Assets Under Custody and/or Administration
By Product Classification:
Mutual funds	$8,586	$8,645	$8,687	$9,221	$8,056	$9,155	5.9%	13.6%
Collective funds, including ETFs	9,436	9,272	9,224	9,796	8,662	9,111	(1.7)	5.2
Pension products	6,513	6,542	6,817	6,924	6,730	6,694	2.3	(0.5)
Insurance and other products	8,108	8,295	8,171	8,417	8,416	8,555	3.1	1.7
Total Assets Under Custody and/or Administration	$32,643	$32,754	$32,899	$34,358	$31,864	$33,515	2.3	5.2
By Financial Instrument:
Equities	$18,924	$18,504	$18,243	$19,301	$16,267	$18,190	(1.7)	11.8
Fixed-income	9,831	10,089	10,413	10,766	11,096	11,342	12.4	2.2
Short-term and other investments	3,888	4,161	4,243	4,291	4,501	3,983	(4.3)	(11.5)
Total Assets Under Custody and/or Administration	$32,643	$32,754	$32,899	$34,358	$31,864	$33,515	2.3	5.2
By Geographic Location(1):
Americas	$23,979	$23,989	$23,888	$25,018	$22,787	$24,375	1.6	7.0
Europe/Middle East/Africa	6,875	6,937	7,091	7,325	7,112	7,155	3.1	0.6
Asia/Pacific	1,789	1,828	1,920	2,015	1,965	1,985	8.6	1.0
Total Assets Under Custody and/or Administration	$32,643	$32,754	$32,899	$34,358	$31,864	$33,515	2.3	5.2
Assets Under Custody(2)
By Product Classification:
Mutual funds	$7,966	$8,012	$8,060	$8,447	$7,416	$8,421	5.1	13.6
Collective funds, including ETFs	7,445	7,614	7,668	8,216	7,191	7,639	0.3	6.2
Pension products	5,307	5,236	5,457	5,554	5,395	5,363	2.4	(0.6)
Insurance and other products	3,851	3,909	3,893	3,978	3,810	3,976	1.7	4.4
Total Assets Under Custody	$24,569	$24,771	$25,078	$26,195	$23,812	$25,399	2.5	6.7
By Geographic Location(1):
Americas	$18,784	$18,911	$19,048	$19,838	$17,701	$19,226	1.7	8.6
Europe/Middle East/Africa	4,462	4,515	4,615	4,858	4,666	4,714	4.4	1.0
Asia/Pacific	1,323	1,345	1,415	1,499	1,445	1,459	8.5	1.0
Total Assets Under Custody	$24,569	$24,771	$25,078	$26,195	$23,812	$25,399	2.5	6.7

(1) Geographic mix is generally based on the domicile of the entity servicing the funds and is not necessarily representative of the underlying asset mix.
(2) Assets under custody are a component of assets under custody and/or administration presented above.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER MANAGEMENT

	Quarters						% Change
(Dollars in billions)	1Q19	2Q19	3Q19	4Q19	1Q20	2Q20	2Q20 vs. 2Q19	2Q20 vs. 1Q20
Assets Under Management
By Asset Class and Investment Approach:
Equity:
Active	$85	$86	$84	$88	$68	$75	(12.8)%	10.3%
Passive(1)	1,694	1,757	1,747	1,903	1,493	1,770	0.7	18.6
Total Equity	1,779	1,843	1,831	1,991	1,561	1,845	0.1	18.2
Fixed-Income:
Active	88	93	92	89	89	91	(2.2)	2.2
Passive	341	357	367	379	369	385	7.8	4.3
Total Fixed-Income	429	450	459	468	458	476	5.8	3.9
Cash(2)	314	319	336	324	364	390	22.3	7.1
Multi-Asset-Class Solutions:
Active	22	23	23	24	21	23	—	9.5
Passive	125	132	134	133	120	135	2.3	12.5
Total Multi-Asset-Class Solutions	147	155	157	157	141	158	1.9	12.1
Alternative Investments(3):
Active	21	21	22	21	20	19	(9.5)	(5.0)
Passive(1)	115	130	148	155	145	166	27.7	14.5
Total Alternative Investments	136	151	170	176	165	185	22.5	12.1
Total Assets Under Management	$2,805	$2,918	$2,953	$3,116	$2,689	$3,054	4.7	13.6
By Geographic Location:
North America	$1,899	$1,965	$1,999	$2,115	$1,847	$2,104	7.1	13.9
Europe/Middle East/Africa	447	471	476	493	416	462	(1.9)	11.1
Asia/Pacific	459	482	478	508	426	488	1.2	14.6
Total Assets Under Management	$2,805	$2,918	$2,953	$3,116	$2,689	$3,054	4.7	13.6

(1) 1Q19 and 2Q19 have been revised to reflect a reclassification of $14 billion in assets from Passive Equity to Passive Alternative Assets.
(2) Includes both floating- and constant-net-asset-value portfolios held in commingled structures or separate accounts.
(3) Includes real estate investment trusts, currency and commodities, including SPDR® Gold Shares and SPDR® Gold MiniSharesSM Trust, for which we are not the investment manager but act as the marketing agent.

Exchange-Traded Funds(1)
By Asset Class:
Alternative Investments	$45	$48	$56	$56	$59	$77	60.4%	30.5%
Cash	8	9	9	9	18	16	77.8	(11.1)
Equity	535	548	553	618	474	571	4.2	20.5
Fixed-Income	73	77	80	85	78	90	16.9	15.4
Total Exchange-Traded Funds	$661	$682	$698	$768	$629	$754	10.6	19.9

(1) Exchange-traded funds are a component of assets under management presented above.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INDUSTRY FLOW DATA BY ASSET CLASS

(Dollars in billions)	Quarters
	1Q19	2Q19	3Q19	4Q19	1Q20	2Q20
North America - ICI Market Data(1)(2)(3)
Long Term Funds(2)	$41.8	$(38.2)	$(51.6)	$(51.2)	$(339.6)	$(31.1)
Money Market	54.0	137.0	224.5	168.7	786.3	258.4
ETF	45.7	65.4	84.8	126.5	72.5	143.9
Total ICI Flows	$141.5	$164.2	$257.7	$244.0	$519.2	$371.2

Europe - Broadridge Market Data(1)(4)(5)
Long Term Funds(4)	$5.7	$27.5	$49.4	$143.9	$(256.4)	$80.5
Money Market	(9.0)	1.6	78.9	(12.1)	12.2	92.4
Total Broadridge Flows	$(3.3)	$29.1	$128.3	$131.8	$(244.2)	$172.9

(1) Industry data is provided for illustrative purposes only. It is not intended to reflect State Street’s or its clients' activity and is indicative of only selected segments of the entire industry.
(2) Source: Investment Company Institute (ICI). ICI data includes long term funds, ETFs and money market funds, as well as funds not registered under the Investment Company Act of 1940. Mutual fund data represents estimates of net new cash flow, which is new sales minus redemptions combined with net exchanges, while exchange-traded fund (ETF) data represents net issuance, which is gross issuance less gross redemptions. Data for mutual funds that invest primarily in other mutual funds and ETFs that invest primarily in other ETFs were excluded from the series. ICI classifies mutual funds and ETFs based on language in the fund prospectus. The long term fund flows reported by ICI are composed of North America Market flows mainly in Equities, Hybrids and Fixed Income Asset Classes.

(3) 2Q20 represents the three month period from April 2020 through June 2020, the last date for which information is available with June 2020 estimates.
(4) Source: © Copyright 2020, Broadridge Financial Solutions, Inc.Funds of funds have been excluded from Broadridge data (to avoid double counting). Therefore, a market total is the sum of all the investment categories excluding the three funds of funds categories (inhouse, ex-house and hedge). Broadridge data includes funds for long term funds and money market funds. Broadridge’s long term funds data are also segmented by passive and active funds which includes ETFs. ETFs are included in Broadridge’s database on mutual funds, but this excludes exchange-traded commodity products that are not mutual funds. The long term fund flows reported by Broadridge are composed of EMEA Market flows mainly in Equities, Fixed Income, and Multi Asset Classes.

(5) 2Q20 represents the rolling three month period from March 2020 through May 2020, the last date for which information is available.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO HOLDINGS BY ASSET CLASS

	Ratings
(Dollars in billions, or where otherwise noted)	UST/AGY	AAA	AA	A	BBB	<BBB	NR	Fair Value	% Total	Spot Rate	Net Unrealized Pre-tax MTM Gain/(Loss) (In millions)(1)	Fixed Rate/ Floating Rate(2)
Available-for-sale investment securities:
Government & agency securities	22%	27%	32%	10%	7%	—%	1%	$25.8	45.9%	0.5%	$414	100% / 0%
Asset-backed securities	—	90	10	—	—	—	—	6.0	10.7	1.1	(57)	0% / 100%
Student loans	—	53	47	—	—	—	—	0.4	6.7	1.3	(5)
Credit cards	—	100	—	—	—	—	—	0.1	1.5	1.0	—
Auto & equipment	—	74	26	—	—	—	—	0.9	15.3	0.1	(2)
Non-U.S. residential mortgage backed securities	—	94	6	—	—	—	—	1.7	28.4	0.9	(8)
Collateralized loan obligation	—	100	—	—	—	—	—	2.8	46.5	1.7	(42)
Other	—	—	100	—	—	—	—	0.1	1.6	0.1	(1)
Mortgage-backed securities	100	—	—	—	—	—	—	14.0	24.9	3.3	519	99% / 1%
Agency MBS	100	—	—	—	—	—	—	14.0	100.0	3.3	519
Non-agency MBS	—	—	—	—	—	—	—	—	—	—	—
CMBS	97	3	—	—	—	—	—	2.8	5.0	1.2	40	27% / 73%
Corporate bonds	—	—	13	40	47	—	—	4.4	7.8	1.8	90	98% / 2%
Covered bonds	—	100	—	—	—	—	—	0.5	0.8	0.3	4	15% / 85%
Municipal bonds	—	24	72	4	—	—	—	0.8	1.5	2.8	59	100% / 0%
Clipper tax-exempt bonds	—	13	58	23	6	—	—	0.9	1.6	4.1	9	0% / 100%
Other	—	20	46	26	7	—	—	1.0	1.8	0.9	9	84% / 16%
Total available-for-sale portfolio	40%	24%	20%	9%	7%	—%	—%	$56.2	100.0%	1.5%	$1,087	82% / 18%

Fair Value	$22.5	$13.5	$11.1	$4.8	$4.1	$0.1	$0.1

	UST/AGY	AAA	AA	A	BBB	<BBB	NR	Amortized Cost	% Total	Spot Rate	Net Unrealized Pre-tax MTM Gain/(Loss) (In millions)(1)	Fixed Rate/ Floating Rate(2)
Held-to-maturity investment securities:
Government & agency securities	95%	5%	—%	—%	—%	—%	—%	$8.6	16.1%	1.9%	$145	100% / 0%
Asset-backed securities	—	29	63	2	4	1	—	4.5	8.5	1.2	(59)	2% / 98%
Student loans	—	29	67	—	3	1	—	4.2	92.3	1.2	(104)
Non-U.S. residential mortgage backed securities	—	30	19	28	11	12	—	0.3	7.7	1.7	46
Other	—	—	—	100	—	—	—	—	—	1.2	—
Mortgage-backed securities	100	—	—	—	—	—	—	25.1	47.3	3.0	940	99% / 1%
Agency MBS	100	—	—	—	—	—	—	25.0	99.6	3.0	919
Non-agency MBS	—	—	6	14	13	50	18	0.1	0.4	2.4	21
CMBS	87	13	—	—	—	—	—	3.6	6.9	1.9	158	80% / 20%
Held-to-maturity under money market liquidity facility	—	—	—	—	—	—	100	11.3	21.2	1.4	33	100% / 0%
Total held-for-maturity portfolio	68%	4%	5%	—%	—%	—%	21%	$53.1	100.0%	2.2%	$1,217	90% / 10%

Amortized Cost	$36.4	$2.2	$2.9	$0.1	$0.2	$0.1	$11.3

(1) At June 30, 2020, the after-tax unrealized MTM gain/(loss) includes after-tax unrealized gain on securities available-for-sale of $804 million, after-tax unrealized gain on securities held-to-maturity of $904 million and after-tax unrealized loss primarily related to securities previously transferred from available-for-sale to held-to-maturity of ($4) million.

(2) At June 30, 2020, fixed-to-floating rate securities had a book value of approximately $241 million or .22% of the total portfolio.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO NON-U.S. INVESTMENTS

			Investment Securities
(Dollars in billions)	Fair Value	Average Rating	Gov't/Agency(1)(2)	ABS FRMBS	ABS All Other	Corporate Bonds	Covered Bonds	Other	MMLF
Available-for-sale:
Germany	$3.5	AA	$2.8	$—	$0.6	$0.1	$—	$—	$—
United Kingdom	3.4	AAA	2.4	0.4	0.2	0.3	—	0.1	—
Canada	2.9	AAA	2.7	—	—	0.2	—	—	—
France	2.5	AA	1.3	—	0.7	0.2	0.2	0.1	—
Australia	2.4	AAA	0.7	0.9	—	0.2	—	0.6	—
Spain	1.6	BBB	1.5	—	0.1	—	—	—	—
Belgium	1.4	AA	1.3	—	—	—	0.1	—	—
Austria	1.4	AA	1.4	—	—	—	—	—	—
Japan	1.4	A	1.4	—	—	—	—	—	—
Netherlands	1.4	AA	0.6	0.3	0.1	0.4	—	—	—
Ireland	1.1	A	1.1	—	—	—	—	—	—
Finland	1.0	AA	1.0	—	—	—	—	—	—
Italy	0.9	A	0.6	0.1	0.2	—	—	—	—
Luxembourg	0.4	AA	0.4	—	—	—	—	—	—
Other	1.2	AA	0.6	—	—	0.3	0.2	0.1	—
Total Non-U.S. Investments(3)	$26.5		$19.8	$1.7	$1.9	$1.7	$0.5	$0.9	$—
U.S. Investments	29.7
Total available-for-sale	$56.2
			Investment Securities
(Dollars in billions)	Amortized Cost	Average Rating	Gov't/Agency(1)(2)	ABS FRMBS	ABS All Other	Corporate Bonds	Covered Bonds	Other	MMLF
Held-to-maturity:
Singapore	$0.3	AAA	$0.3	$—	$—	$—	$—	$—	$—
United Kingdom	0.1	AA	—	0.1	—	—	—	—	—
Germany	0.1	AAA	0.1	—	—	—	—	—	—
Australia	0.1	A	—	0.1	—	—	—	—	—
Spain	0.1	BBB	—	0.1	—	—	—	—	—
Total Non-U.S. Investments(3)	$0.7		$0.4	$0.3	$—	$—	$—	$—	$—
U.S. Investments	52.4
Total held-for-maturity	$53.1

Total Portfolio	$109.3

(1) Sovereign debt is reflected in the government / agency column.
(2) As of June 30, 2020, the fair value included $6.9 billion of supranational and non-U.S. agency bonds.
(3) Country of collateral used except for corporates where country of issuer is used.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ALLOWANCE FOR CREDIT LOSSES

	Quarters						% Change
(Dollars in millions)	1Q19	2Q19	3Q19	4Q19	1Q20	2Q20	2Q20 vs. 2Q19	2Q20 vs. 1Q20
Allowance for credit losses:
Beginning balance(1)	$83	$83	$88	$86	$93	$124	49.4%	33.3%
Provision for credit losses (funded commitments)	4	1	2	3	29	57	nm	96.6
Provision for credit losses (unfunded commitments)(2)	(4)	4	—	3	3	(4)	nm	nm
Provision for credit losses (held-to-maturity securities and all other)	—	—	—	—	4	(1)	nm	nm
Total provision	—	5	2	6	36	52	nm	44.4
Charge-offs	—	—	(2)	(1)	(5)	(14)	nm	nm
Other(3)	—	—	(2)	—	—	1	nm	nm
Ending balance(4)	$83	$88	$86	$91	$124	$163	85.2	31.5

Allowance for credit losses:
Loans	$70	$72	$71	$74	$97	$141	95.8	45.4
Held-to-maturity securities	—	—	—	—	4	4	nm	nm
Unfunded (off-balance sheet) commitments	13	16	15	17	22	18	12.5	(18.2)
All other	—	—	—	—	1	—	nm	nm
Ending balance(4)	$83	$88	$86	$91	$124	$163	85.2	31.5

(1) We adopted ASU 2016-13 on January 1, 2020, Allowance for Credit Losses. Prior to 2020, we recognized allowance for loan losses under an incurred loss model. Upon adoption, we increased the allowance and reduced retained earnings by approximately $2.6 million. As such, the ending balance for 4Q19 will not agree to the opening balance for 1Q20.

(2) Prior to the adoption of ASU 2016-13, the provision for unfunded commitments was recorded within Other expenses in the consolidated statement of income. Upon adoption of ASU 2016-13 in 1Q20, the provision for all assets within scope is recorded within Provision for credit losses in the consolidated statement of income.

(3) Consists primarily of FX translation.
(4) The allowance for credit losses on unfunded commitments is included within Other liabilities in the Consolidated Statement of Condition.
nm Not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION
In addition to presenting State Street's financial results in conformity with U.S. generally accepted accounting principles, or GAAP, management also presents certain financial information on a basis that excludes or adjusts one or more items from GAAP. This latter basis is a non-GAAP presentation. In general, our non-GAAP financial results adjust selected GAAP-basis financial results to exclude the impact of revenue and expenses outside of State Street’s normal course of business or other notable items, such as acquisition and restructuring charges, repositioning charges, gains/losses on sales, as well as, for selected comparisons, seasonal items. For example, we sometimes present expenses on a basis we may refer to as "expenses ex-notable items", which exclude notable items and, to provide additional perspective on both prior year quarter and sequential quarter comparisons, also exclude seasonal items. Management believes that this presentation of financial information facilitates an investor's further understanding and analysis of State Street's financial performance and trends with respect to State Street’s business operations from period-to-period, including providing additional insight into our underlying margin and profitability. In addition, Management may also provide additional non-GAAP measures. For example, we present capital ratios, calculated under regulatory standards scheduled to be effective in the future or other standards, that management uses in evaluating State Street’s business and activities and believes may similarly be useful to investors. Additionally, we may present revenue and expense measures on a constant currency basis to identify the significance of changes in foreign currency exchange rates (which often are variable) in period-to-period comparisons. This presentation represents the effects of applying prior period weighted average foreign currency exchange rates to current period results.
Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP.

	Quarters						% Change				Year-to-Date		% Change
(Dollars in millions)	1Q19	2Q19	3Q19	4Q19	1Q20	2Q20	2Q20 vs. 2Q19		2Q20 vs. 1Q20		2019	2020	YTD2020 vs. YTD2019
Fee Revenue:
Total fee revenue, GAAP-basis	$2,260	$2,260	$2,259	$2,368	$2,399	$2,378	5.2%		(0.9)%		$4,520	$4,777	5.7%
Total fee revenue, excluding notable items	$2,260	$2,260	$2,259	$2,368	$2,399	$2,378	5.2		(0.9)		$4,520	$4,777	5.7

Total Revenue:
Total revenue, GAAP-basis	$2,932	$2,873	$2,903	$3,048	$3,065	$2,937	2.2%		(4.2)%		$5,805	$6,002	3.4%
Less: other income	—	—	—	(44)	—	—					—	—	—
Total revenue, excluding notable items	$2,932	$2,873	$2,903	$3,004	$3,065	$2,937	2.2		(4.2)		$5,805	$6,002	3.4

Expenses:
Total expenses, GAAP-basis	$2,293	$2,154	$2,180	$2,407	$2,255	$2,082	(3.3)%		(7.7)%		$4,447	$4,337	(2.5)%
Less: Notable expense items:
Acquisition and restructuring costs(1)	(9)	(12)	(27)	(29)	(11)	(12)	—		9.1		(21)	(23)	9.5
Repositioning charges	—	—	—	(110)	—	—	—		—		—	—	—
Legal and related	(14)	—	(18)	(140)	—	—	—		—		(14)	—	(100.0)
Total expenses, excluding notable items	$2,270	$2,142	$2,135	$2,128	$2,244	$2,070	(3.4)		(7.8)		$4,412	$4,314	(2.2)

Fee Operating Leverage, GAAP-Basis:
Total fee revenue, GAAP-basis	$2,260	$2,260	$2,259	$2,368	$2,399	$2,378	5.2%		(0.9)%		$4,520	$4,777	5.7%
Total expenses, GAAP-basis	2,293	2,154	2,180	2,407	2,255	2,082	(3.3)		(7.7)		4,447	4,337	(2.5)
Fee operating leverage, GAAP-basis							850	bps	680	bps			820	bps

Fee Operating Leverage, excluding notable items:
Total fee revenue, excluding notable items (as reconciled above)	$2,260	$2,260	$2,259	$2,368	$2,399	$2,378	5.2%		(0.9)%		$4,520	$4,777	5.7%
Total expenses, excluding notable items (as reconciled above)	2,270	2,142	2,135	2,128	2,244	2,070	(3.4)		(7.8)		4,412	4,314	(2.2)
Fee operating leverage, excluding notable items							860	bps	690	bps			790	bps

Operating Leverage, GAAP-Basis:
Total revenue, GAAP-basis	$2,932	$2,873	$2,903	$3,048	$3,065	$2,937	2.2%		(4.2)%		$5,805	$6,002	3.4%
Total expenses, GAAP-basis	2,293	2,154	2,180	2,407	2,255	2,082	(3.3)		(7.7)		4,447	4,337	(2.5)
Operating leverage, GAAP-basis							550	bps	350	bps			590	bps

Operating Leverage, excluding notable items:
Total revenue, excluding notable items (as reconciled above)	$2,932	$2,873	$2,903	$3,004	$3,065	$2,937	2.2%		(4.2)%		$5,805	$6,002	3.4%
Total expenses, excluding notable items (as reconciled above)	2,270	2,142	2,135	2,128	2,244	2,070	(3.4)		(7.8)		4,412	4,314	(2.2)
Operating leverage, excluding notable items							560	bps	360	bps			560	bps

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION (Continued)

	Quarters						% Change				Year-to-Date		% Change
(Dollars in millions, except Earnings per share, or where otherwise noted)	1Q19	2Q19	3Q19	4Q19	1Q20	2Q20	2Q20 vs. 2Q19		2Q20 vs. 1Q20		2019	2020	YTD2020 vs. YTD2019
Net Income Available to Common Shareholders:
Net Income Available to Common Shareholders, GAAP-basis	$452	$537	$528	$492	$580	$662	23.3%		14.1%		$989	$1,242	25.6%
Less: Notable items
Acquisition and restructuring costs(1)	9	12	27	29	11	12					21	23
Repositioning charges	—	—	—	110	—	—					—	—
Legal and related	14	—	18	140	—	—					14	—
Other income	—	—	—	(44)	—	—					—	—
Preferred securities redemption(2)	—	—	—	22	9	—					—	9
Tax impact of notable items	(2)	(3)	(12)	(25)	(3)	(3)					(5)	(6)
Net Income Available to Common Shareholders, excluding notable items	$473	$546	$561	$724	$597	$671	22.9		12.4		$1,019	$1,268	24.4

Diluted Earnings per Share:
Diluted earnings per share, GAAP-basis	$1.18	$1.42	$1.42	$1.35	$1.62	$1.86	31.0%		14.8%		$2.61	$3.48	33.3%
Less: Notable items
Acquisition and restructuring costs(1)	0.02	0.03	0.06	0.06	0.02	0.02					0.05	0.04
Repositioning charges	—	—	—	0.22	—	—					—	—
Legal and related	0.04	—	0.03	0.38	—	—					0.04	—
Other income	—	—	—	(0.09)	—	—					—	—
Preferred securities redemption(2)(3)	—	—	—	0.06	0.03	—					—	0.03
Diluted earnings per share, excluding notable items	$1.24	$1.45	$1.51	$1.98	$1.67	$1.88	29.7		12.6		$2.70	$3.55	31.5

Pre-tax Margin:
Pre-tax margin, GAAP-basis	21.7%	25.0%	24.8%	20.9%	25.3%	27.3%	230	bps	200	bps	23.3%	26.3%	300	bps
Less: Notable items
Acquisition and restructuring costs(1)	0.3	0.4	1.0	1.0	0.3	0.4					0.4	0.4
Repositioning charges	—	—	—	3.6	—	—					—	—
Legal and related	0.5	—	0.6	4.7	—	—					0.2	—
Other income	—	—	—	(1.1)	—	—					—	—
Pre-tax margin, excluding notable items	22.5%	25.4%	26.4%	29.1%	25.6%	27.7%	230		210		23.9%	26.7%	280

Return on Average Common Equity:
Return on average common equity, GAAP-basis	8.7%	10.1%	9.7%	9.0%	10.9%	12.1%	200	bps	120	bps	9.4%	11.5%	210	bps
Less: Notable items
Acquisition and restructuring costs(1)	0.2	0.2	0.5	0.5	0.2	0.2					0.2	0.3
Repositioning charges	—	—	—	2.0	—	—					—	—
Legal and related	0.2	—	0.3	2.6	—	—					0.1	—
Other income	—	—	—	(0.8)	—	—					—	—
Preferred securities redemption(2)(3)	—	—	—	0.4	0.2	—					—	0.1
Tax impact of notable items	—	—	(0.2)	(0.4)	(0.1)	—					—	(0.1)
Return on average common equity, excluding notable items	9.1%	10.3%	10.3%	13.3%	11.2%	12.3%	200		110		9.7%	11.8%	210

(1) Acquisition and restructuring costs of approximately $12 million in 2Q20, consisting of acquisition costs primarily related to CRD.
(2) We redeemed all outstanding Series C noncumulative perpetual preferred stock on March 15, 2020 at a redemption price of $500 million ($100,000 per share equivalent to $25.00 per depositary share) plus accrued and unpaid dividends. The difference between the redemption value and the net carrying value of approximately $9 million resulted in an EPS impact of approximately ($.03) per share in the first quarter of 2020.

(3) We redeemed all outstanding Series E noncumulative perpetual preferred stock on December 15, 2019 at a redemption price of $750 million ($100,000 per share equivalent to $25.00 per depositary share) plus accrued and unpaid dividends. The difference between the redemption value and the net carrying value of approximately $22 million resulted in an EPS impact of approximately ($.06) per share in 2019.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF PRE-TAX MARGIN EXCLUDING NOTABLE ITEMS

(Dollars in millions)	2016(1)	2017	2018(1)	2019
Total revenue:
Total revenue, GAAP-basis	$10,291	$11,266	$12,131	$11,756
Less: Gain on sale	(53)	(56)	—	—
Add: Impact of tax legislation	—	20	—	—
Add: Legal and related	43	—	8	—
Less: Other income	—	—	—	(44)
Total revenue, excluding notable items	10,281	11,230	12,139	11,712

Provision for credit losses	10	2	15	10
Total expenses:
Total expenses, GAAP-basis	8,077	8,269	9,015	9,034
Less:
Acquisition and restructuring costs	(209)	(266)	(24)	(77)
Legal and related	(56)	—	(42)	(172)
Repositioning charges(1)	11	—	(324)	(110)
Acceleration of deferred cash awards	(249)	—	—	—
Total expenses, excluding notable items	7,574	8,003	8,625	8,675
Income before income tax expense, excluding notable items	$2,697	$3,225	$3,499	$3,027

Income before income tax expense, GAAP-basis	$2,204	$2,995	$3,101	$2,712

Pre-tax margin, excluding notable items	26.2%	28.7%	28.8%	25.8%
Pre-tax margin, GAAP-basis	21.4	26.6	25.6	23.1

(1) Includes charges in 2016 that were previously disclosed as "severance costs associated with staffing realignment" and charges in 2018 that were previously disclosed as "Business exit: Channel Islands."

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF NOTABLE ITEMS

	Quarters						% Change		Year-to-Date		% Change
(Dollars in millions)	1Q19	2Q19	3Q19	4Q19	1Q20	2Q20	2Q20 vs. 2Q19	2Q20 vs. 1Q20	YTD 2019	YTD 2020	YTD2020 vs. YTD2019
Total revenue:
Total revenue, GAAP-basis	$2,932	$2,873	$2,903	$3,048	$3,065	$2,937	2.2%	(4.2)%	$5,805	$6,002	3.4%
Less: other income	—	—	—	(44)	—	—			—	—	—
Total revenue, excluding notable items	2,932	2,873	2,903	3,004	3,065	2,937	2.2	(4.2)	$5,805	$6,002	3.4

Total expenses:
Total expenses, GAAP basis	$2,293	$2,154	$2,180	$2,407	$2,255	$2,082	(3.3)	(7.7)	$4,447	$4,337	(2.5)
Less: Notable expense items:
Repositioning charges:
Compensation and employee benefits	—	—	—	(98)	—	—	—	—	—	—	—
Occupancy	—	—	—	(12)	—	—	—	—	—	—	—
Repositioning charges	—	—	—	(110)	—	—	—	—	—	—	—
Acquisition and restructuring costs	(9)	(12)	(27)	(29)	(11)	(12)	—	9.1	(21)	(23)	9.5
Legal and related	(14)	—	(18)	(140)	—	—	—	—	(14)	—	(100.0)
Total expenses, excluding notable items	2,270	2,142	2,135	2,128	2,244	2,070	(3.4)	(7.8)	4,412	4,314	(2.2)
Seasonal expenses	(137)	—	—	—	(151)	—	nm	nm	(137)	(151)	10.2
Total expenses excluding notable items and seasonal expenses	2,133	2,142	2,135	2,128	2,093	2,070	(3.4)	(1.1)	4,275	4,163	(2.6)
CRD expenses	(41)	(46)	(56)	(58)	(58)	(61)	32.6	5.2	(87)	(119)	36.8
CRD related expenses: intangible asset amortization costs	(15)	(17)	(17)	(16)	(17)	(16)	(5.9)	(5.9)	(32)	(33)	3.1
Total expenses, excluding notable items, seasonal items, CRD and CRD related expenses	2,077	2,079	2,062	2,054	2,018	1,993	(4.1)	(1.2)	4,156	4,011	(3.5)

Net Income Available to Common Shareholders, GAAP-basis	$452	$537	$528	$492	$580	$662	23.3	14.1	$989	$1,242	25.6
Notable items as reconciled above: pre-tax	23	12	45	235	11	12			35	23
Tax impact on notable items as reconciled above	(2)	(3)	(12)	(25)	(3)	(3)			(5)	(6)
Preferred security cost	—	—	—	22	9	—			—	9
Net Income Available to Common Shareholders, excluding notable items	$473	$546	$561	$724	$597	$671	22.9	12.4	$1,019	$1,268	24.4

nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF CONSTANT CURRENCY FX IMPACTS
GAAP-Basis Quarter Comparison	Reported			Currency Translation Impact		Excluding Currency Impact		% Change Constant Currency
(Dollars in millions)	2Q19	1Q20	2Q20	2Q20 vs. 2Q19	2Q20 vs. 1Q20	2Q20 vs. 2Q19	2Q20 vs. 1Q20	2Q20 vs. 2Q19	2Q20 vs. 1Q20
GAAP-Basis Results:
Fee revenue:
Servicing fees	$1,252	$1,287	$1,272	$(10)	$(3)	$1,282	$1,275	2.4%	(0.9)%
Management fees	441	449	425	(2)	(1)	427	426	(3.2)	(5.1)
Foreign exchange trading services	273	459	344	—	—	344	344	26.0	(25.1)
Securities finance	126	92	92	—	—	92	92	(27.0)	—
Software and processing fees	168	112	245	—	—	245	245	45.8	118.8
Total fee revenue	2,260	2,399	2,378	(12)	(4)	2,390	2,382	5.8	(0.7)
Net interest income	613	664	559	(4)	(2)	563	561	(8.2)	(15.5)
Total other income	—	2	—	—	—	—	—	nm	nm
Total revenue	$2,873	$3,065	$2,937	$(16)	$(6)	$2,953	$2,943	2.8	(4.0)

Expenses:
Compensation and employee benefits	$1,084	$1,208	$1,051	$(11)	$(5)	$1,062	$1,056	(2.0)	(12.6)
Information systems and communications	365	385	376	(1)	(1)	377	377	3.3	(2.1)
Transaction processing services	245	254	233	(1)	—	234	233	(4.5)	(8.3)
Occupancy	115	109	109	(2)	(1)	111	110	(3.5)	0.9
Acquisition and restructuring costs	12	11	12	—	—	12	12	—	9.1
Amortization of other intangible assets	59	58	58	—	—	58	58	(1.7)	—
Other	274	230	243	(2)	—	245	243	(10.6)	5.7
Total expenses	$2,154	$2,255	$2,082	$(17)	$(7)	$2,099	$2,089	(2.6)	(7.4)

GAAP-Basis YTD Comparison	Reported		Currency Translation Impact	Excluding Currency Impact	% Change Constant Currency
(Dollars in millions)	2019	2020	YTD2020 vs. YTD2019	2020	YTD2020 vs. YTD2019
GAAP-Basis Results:
Fee revenue:
Servicing fees	$2,503	$2,559	$(21)	$2,580	3.1%
Management fees	861	874	(5)	879	2.1
Foreign exchange trading services	553	803	—	803	45.2
Securities finance	244	184	—	184	(24.6)
Software and processing fees	359	357	(2)	359	—
Total fee revenue	4,520	4,777	(28)	4,805	6.3
Net interest income	1,286	1,223	(9)	1,232	(4.2)
Total other income	(1)	2	—	2	nm
Total revenue	5,805	6,002	$(37)	6,039	4.0
Expenses:
Compensation and employee benefits	2,313	2,259	$(23)	2,282	(1.3)
Information systems and communications	727	761	(2)	763	5.0
Transaction processing services	487	487	(2)	489	0.4
Occupancy	231	218	(3)	221	(4.3)
Acquisition and restructuring costs	21	23	—	23	9.5
Amortization of other intangible assets	119	116	(1)	117	(1.7)
Other	549	473	(4)	477	(13.1)
Total expenses	4,447	4,337	$(35)	4,372	(1.7)

nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF TANGIBLE COMMON EQUITY RATIO

The tangible common equity, or TCE, ratio is a capital ratio that management believes provides context useful in understanding and assessing State Street's capital adequacy. The TCE ratio is calculated by dividing consolidated total common shareholders’ equity by consolidated total assets, after reducing both amounts by goodwill and other intangible assets net of related deferred taxes. Total assets reflected in the TCE ratio also exclude cash balances on deposit at the Federal Reserve Bank and other central banks in excess of required reserves. The TCE ratio is not required by GAAP or by banking regulations, but is a metric used by management to evaluate the adequacy of State Street’s capital levels. Since there is no authoritative requirement to calculate the TCE ratio, our TCE ratio is not necessarily comparable to similar capital measures disclosed or used by other companies in the financial services industry. Tangible common equity and adjusted tangible assets are non-GAAP financial measures and should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP or other applicable requirements. Reconciliations with respect to the calculation of the TCE ratios are provided within the Reconciliation of Tangible Common Equity Ratio within this package.
The following table presents the calculation of State Street's ratios of tangible common equity to total tangible assets.
		Quarters
(Dollars in millions)		1Q19	2Q19	3Q19	4Q19	1Q20	2Q20
Consolidated total assets		$228,332	$241,540	$244,606	$245,610	$362,527	$280,242
Less:
Goodwill		7,549	7,565	7,500	7,556	7,506	7,538
Other intangible assets		2,208	2,155	2,077	2,030	1,963	1,914
Cash balances held at central banks in excess of required reserves		44,294	52,847	57,330	65,812	144,955	87,585
Adjusted assets		174,281	178,973	177,699	170,212	208,103	183,205
Plus related deferred tax liabilities		464	464	462	475	476	479
Total tangible assets	A	$174,745	$179,437	$178,161	$170,687	$208,579	$183,684
Consolidated total common shareholders' equity		$21,348	$21,764	$21,519	$21,469	$21,390	$22,402
Less:
Goodwill		7,549	7,565	7,500	7,556	7,506	7,538
Other intangible assets		2,208	2,155	2,077	2,030	1,963	1,914
Adjusted equity		11,591	12,044	11,942	11,883	11,921	12,950
Plus related deferred tax liabilities		464	464	462	475	476	479
Total tangible common equity	B	$12,055	$12,508	$12,404	$12,358	$12,397	$13,429
Tangible common equity ratio	B/A	6.9%	7.0%	7.0%	7.2%	5.9%	7.3%

GAAP-basis:
Net income available to common shareholders		$452	$537	$528	$492	$580	$662
Return on tangible common equity		15.0%	15.8%	16.3%	16.3%	18.7%	18.5%

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
REGULATORY CAPITAL

	Quarters
	1Q19		2Q19		3Q19		4Q19		1Q20		2Q20
(Dollars in millions)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)
RATIOS:
Common equity tier 1 capital	12.1%	11.5%	12.3%	11.5%	12.2%	11.3%	11.7%	11.7%	11.1%	10.7%	12.7%	12.3%
Tier 1 capital	15.9	15.0	15.9	14.9	15.9	14.6	14.5	14.6	13.4	12.9	15.1	14.6
Total capital	16.7	15.9	16.6	15.5	16.5	15.3	15.6	15.7	14.5	14.1	16.0	15.7
Tier 1 leverage	7.4	7.4	7.6	7.6	7.4	7.4	6.9	6.9	6.1	6.1	6.1	6.1

Supporting Calculations:
Common equity tier 1 capital	$11,899	$11,899	$12,367	$12,367	$12,229	$12,229	$12,213	$12,213	$12,115	$12,115	$13,168	$13,168
Total risk-weighted assets	98,023	103,643	100,699	107,972	100,327	108,701	104,364	104,005	109,056	112,763	103,762	106,839
Common equity tier 1 risk-based capital ratio	12.1%	11.5%	12.3%	11.5%	12.2%	11.3%	11.7%	11.7%	11.1%	10.7%	12.7%	12.3%

Tier 1 capital	$15,589	$15,589	$16,058	$16,058	$15,919	$15,919	$15,175	$15,175	$14,586	$14,586	$15,639	$15,639
Total risk-weighted assets	98,023	103,643	100,699	107,972	100,327	108,701	104,364	104,005	109,056	112,763	103,762	106,839
Tier 1 risk-based capital ratio	15.9%	15.0%	15.9%	14.9%	15.9%	14.6%	14.5%	14.6%	13.4%	12.9%	15.1%	14.6%

Total capital	$16,386	$16,460	$16,672	$16,748	$16,530	$16,612	$16,275	$16,360	$15,771	$15,877	$16,650	$16,766
Total risk-weighted assets	98,023	103,643	100,699	107,972	100,327	108,701	104,364	104,005	109,056	112,763	103,762	106,839
Total risk-based capital ratio	16.7%	15.9%	16.6%	15.5%	16.5%	15.3%	15.6%	15.7%	14.5%	14.1%	16.0%	15.7%

Tier 1 capital	$15,589	$15,589	$16,058	$16,058	$15,919	$15,919	$15,175	$15,175	$14,586	$14,586	$15,639	$15,639
Adjusted quarterly average assets	210,099	210,099	212,127	212,127	213,997	213,997	219,624	219,624	239,861	239,861	256,418	256,418
Tier 1 leverage ratio	7.4%	7.4%	7.6%	7.6%	7.4%	7.4%	6.9%	6.9%	6.1%	6.1%	6.1%	6.1%

(1) CET1, tier 1 capital, total capital and tier 1 leverage ratios for each period above were calculated in conformity with the advanced approaches provisions of the Basel III final rule.
(2) CET1, tier 1 capital, total capital and tier 1 leverage ratios for each period above were calculated in conformity with the standardized approach provisions of the Basel III final rule.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF SUPPLEMENTARY LEVERAGE RATIOS

In 2014, U.S. banking regulators issued final rules implementing a supplementary leverage ratio, or SLR, for certain bank holding companies, like State Street, and their insured depository institution subsidiaries, like State Street Bank. We refer to these final rules as the SLR final rule. Under the SLR final rule, which was implemented as of January 1, 2018, (i) State Street Bank must maintain an SLR of at least 6% to be well capitalized under the U.S. banking regulators’ Prompt Corrective Action framework and (ii) if State Street maintains an SLR of at least 5%, it is not subject to limitations on distribution and discretionary bonus payments under the SLR final rule. Beginning with reporting for March 31, 2015, State Street was required to include SLR disclosures with its other Basel disclosures.

The following tables reconcile our estimated pro forma fully-phased in SLR ratios in conformity with the SLR final rule, as described, to our SLR ratios calculated in conformity with applicable regulatory requirements as of the dates indicated.

As of June 30, 2020 (Dollars in millions)		State Street Corporation	State Street Bank
Tier 1 Capital	A	$15,639	$16,998
On-and off-balance sheet leverage exposure		198,266	208,344
Less: regulatory deductions		(9,234)	(8,824)
Total assets for SLR	B	189,032	199,520
Supplementary Leverage Ratio	A/B	8.3%	8.5%

As of March 31, 2020 (Dollars in millions)		State Street Corporation	State Street Bank
Tier 1 Capital	C	$14,586	$17,342
On-and off-balance sheet leverage exposure		279,537	275,700
Less: regulatory deductions		(9,275)	(8,837)
Total assets for SLR	D	270,262	266,863
Supplementary Leverage Ratio	C/D	5.4%	6.5%

As of December 31, 2019 (Dollars in millions)		State Street Corporation	State Street Bank
Tier 1 Capital	E	15,175	16,617
On-and off-balance sheet leverage exposure		257,124	253,500
Less: regulatory deductions		(9,262)	(8,837)
Total assets for SLR	F	247,862	244,663
Supplementary Leverage Ratio	E/F	6.1%	6.8%

As of September 30, 2019 (Dollars in millions)		State Street Corporation	State Street Bank
Tier 1 Capital	G	15,919	17,466
On-and off-balance sheet leverage exposure		251,304	247,529
Less: regulatory deductions		(9,276)	(8,845)
Total assets for SLR	H	242,028	238,684
Supplementary Leverage Ratio	G/H	6.6%	7.3%

As of June 30, 2019 (Dollars in millions)		State Street Corporation	State Street Bank
Tier 1 Capital	I	16,058	17,611
On-and off-balance sheet leverage exposure		248,690	245,118
Less: regulatory deductions		(9,387)	(8,980)
Total assets for SLR	J	239,303	236,138
Supplementary Leverage Ratio	I/J	6.7%	7.5%

As of March 31, 2019 (Dollars in millions)		State Street Corporation	State Street Bank
Tier 1 Capital	K	$15,589	$17,196
On-and off-balance sheet leverage exposure		245,449	242,506
Less: regulatory deductions		(9,461)	(9,017)
Total assets for SLR	L	235,988	233,489
Supplementary Leverage Ratio	K/L	6.6%	7.4%